UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

CORE BOND FUND

FORM N-Q

OCTOBER 31, 2011

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 32.4%
FHLMC - 5.7%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	11/14/26	$100,000	$103,750	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	12/15/26-11/14/41	1,600,000	1,627,187	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	12/1/34-3/1/38	4,463,315	4,792,183
Federal Home Loan Mortgage Corp. (FHLMC)	2.737%	1/1/36	362,744	378,635	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.987%	1/1/37	14,589	15,385	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.803%	2/1/37	225,036	239,458	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.614%	4/1/37	122,253	130,383	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.563%	1/1/38	809,927	867,402	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	288,585	323,537
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	3,881,221	4,256,235
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/14/41	300,000	324,094	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	94,535	101,192
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	453,786	488,831
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	3,532,197	3,826,675

Total FHLMC				17,474,947

FNMA - 18.3%
Federal National Mortgage Association (FNMA)	5.000%	10/1/20-5/1/41	646,345	699,652
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-6/1/37	1,917,015	2,117,340
Federal National Mortgage Association (FNMA)	3.000%	12/15/26	5,300,000	5,410,969	(a)
Federal National Mortgage Association (FNMA)	6.500%	12/1/30-6/1/40	2,637,784	2,951,164
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-9/1/41	4,799,951	5,083,837
Federal National Mortgage Association (FNMA)	5.500%	5/1/34-7/1/41	5,679,703	6,177,909
Federal National Mortgage Association (FNMA)	2.725%	9/1/36	659,515	702,576	(b)
Federal National Mortgage Association (FNMA)	2.697%	12/1/36	50,193	53,354	(b)
Federal National Mortgage Association (FNMA)	5.000%	11/14/41	7,500,000	8,068,361	(a)
Federal National Mortgage Association (FNMA)	6.500%	11/14/41	2,400,000	2,645,250	(a)
Federal National Mortgage Association (FNMA)	3.500%	12/12/41	3,200,000	3,244,499	(a)
Federal National Mortgage Association (FNMA)	4.000%	12/12/41	10,800,000	11,198,250	(a)
Federal National Mortgage Association (FNMA)	4.500%	12/12/41	7,000,000	7,382,837	(a)

Total FNMA				55,735,998

GNMA - 8.4%
Government National Mortgage Association (GNMA)	6.000%	11/15/28-10/20/40	1,869,973	2,096,475
Government National Mortgage Association (GNMA)	6.500%	2/15/32-10/20/37	615,106	693,204
Government National Mortgage Association (GNMA)	5.000%	1/15/40-9/20/40	2,555,117	2,817,204
Government National Mortgage Association (GNMA)	4.500%	11/20/40-4/20/41	6,232,189	6,769,532
Government National Mortgage Association (GNMA)	4.000%	11/21/41	2,600,000	2,773,875	(a)
Government National Mortgage Association (GNMA)	4.500%	11/21/41	900,000	978,469	(a)
Government National Mortgage Association (GNMA)	5.500%	11/21/41	2,500,000	2,776,953	(a)
Government National Mortgage Association (GNMA)	6.000%	11/21/41	5,000,000	5,582,453	(a)
Government National Mortgage Association (GNMA) I	6.000%	3/15/33	140,485	157,773
Government National Mortgage Association (GNMA) I	5.500%	2/15/35	875,901	976,159

Total GNMA				25,622,097

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $97,537,638)				98,833,042

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 2.6%
ABFS Mortgage Loan Trust, 2003-2 A	0.745%	4/25/34	$3,732	$3,646	(b)(c)
ACE Securities Corp., 2006-SL3 A1	0.345%	6/25/36	194,040	38,390	(b)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	190,000	203,801	(c)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	110,000	111,259	(c)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.590%	4/25/34	275,168	223,008	(b)
Argent Securities Inc., 2006-W4 A2B	0.355%	5/25/36	144,612	35,861	(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.876%	5/28/44	85,456	78,416	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.815%	9/25/34	177,727	155,415	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.575%	12/25/44	320,203	272,847	(b)
Brazos Higher Education Authority Inc., 2010-1 A2	1.512%	2/25/35	300,000	286,938	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.585%	9/25/35	942,646	363,261	(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.624%	2/3/29	30,185	19,441	(b)(c)
Education Funding Capital Trust, 2003-3 A6	1.692%	12/15/42	200,000	185,000	(b)(d)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.995%	2/25/31	255,179	210,862	(b)(c)
Greenpoint Manufactured Housing, 2000-6 A3	2.215%	11/22/31	225,000	187,001	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.725%	2/20/32	250,000	188,636	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.729%	3/13/32	350,000	223,517	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	450,000	489,967	(c)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.435%	5/25/35	371,231	316,413	(b)
Keycorp Student Loan Trust, 2002-A 1A2	0.509%	8/27/31	442,879	407,037	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.678%	10/25/32	412,740	385,251	(b)
Lehman XS Trust, 2006-2N 1A1	0.505%	2/25/46	870,342	373,685	(b)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.365%	10/25/46	84,342	28,852	(b)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.415%	1/25/47	1,310,452	218,842	(b)
Nelnet Student Loan Trust, 2004-4 A5	0.578%	1/25/37	800,000	759,289	(b)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	800,000	680,000	(b)
RAAC Series, 2006-RP3 A	0.515%	5/25/36	159,297	95,708	(b)(c)
RAAC Series, 2007-RP2 A	0.595%	2/25/46	739,698	426,631	(b)(c)
Saxon Asset Securities Trust, 2005-1 M1	0.705%	5/25/35	289,362	197,412	(b)
SLM Student Loan Trust, 2004-10 A5A	1.168%	4/25/23	800,000	788,000	(b)(c)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $11,007,481)				7,954,386

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.4%
American Home Mortgage Assets, 2006-4 1A12	0.455%	10/25/46	1,103,829	472,816	(b)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	110,000	114,863
Banc of America Funding Corp., 2005-E 8A1	2.780%	6/20/35	163,662	79,882	(b)
Banc of America Funding Corp., 2006-H 1A1	2.700%	9/20/46	962,614	531,904	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.247%	12/25/34	234,211	214,010	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.166%	2/25/35	71,535	61,364	(b)
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.635%	10/25/34	217,654	203,399	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.505%	7/25/35	153,379	85,254	(b)
Countrywide Alternative Loan Trust, 2005-38 A3	0.595%	9/25/35	158,114	86,487	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.515%	1/25/36	735,252	464,786	(b)
Countrywide Alternative Loan Trust, 2006-OA06 1A2	0.455%	7/25/46	1,340,288	782,890	(b)
Countrywide Alternative Loan Trust, 2006-OA08 1A1	0.435%	7/25/46	1,909,543	915,991	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Countrywide Alternative Loan Trust, 2006-OA10 4A1	0.435%	8/25/46	$752,161	$379,900	(b)
Countrywide Alternative Loan Trust, 2006-OA14 3A1	1.080%	11/25/46	1,491,399	627,700	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.535%	4/25/35	131,228	78,514	(b)
Countrywide Home Loans, 2005-11 3A3	3.030%	4/25/35	124,777	55,028	(b)
Countrywide Home Loans, 2005-11 6A1	0.545%	3/25/35	76,692	44,984	(b)
Countrywide Home Loans, 2005-R3 AF	0.645%	9/25/35	749,393	608,947	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.545%	5/25/35	128,310	76,722	(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.420%	2/15/39	690,000	765,243	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	1,210,000	1,248,822
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.795%	9/15/39	700,000	736,612	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	400,000	423,984	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.242%	6/26/35	930,000	865,671	(b)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.150%	4/19/36	257,417	125,671	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.789%	2/25/48	610,842	610,715	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	200,000	208,842
Federal Home Loan Mortgage Corp. (FHLMC), 3754 MB	4.000%	1/15/39	500,000	521,208
Federal Home Loan Mortgage Corp. (FHLMC), 3871 JB	5.500%	6/15/41	600,000	685,433
Federal Home Loan Mortgage Corp. (FHLMC), IO	1.681%	7/25/21	1,480,000	166,795	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.239%	4/25/20	2,337,815	173,866	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.683%	6/25/20	2,882,126	288,420	(b)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.255%	10/25/40	696,174	110,127	(b)
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	712,922	841,054
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.435%	7/25/41	728,104	114,769	(b)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	528,825	89,616
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	88,539	12,921
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	441,916	60,513
Federal National Mortgage Association (FNMA) STRIP, 407 40, IO	6.000%	1/25/38	265,968	36,443
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.062%	1/25/20	2,527,105	159,917	(b)
FHLMC Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.282%	4/25/21	3,754,066	319,378	(b)
FHLMC Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.094%	5/25/18	2,066,079	223,384	(b)
FHLMC Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.413%	6/25/46	1,233,485	105,586	(b)
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.555%	2/20/35	175,660	31,123	(b)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.055%	12/20/34	314,744	39,201	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2005-82 NS, IO	6.055%	7/20/34	$200,761	$29,736	(b)
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.557%	8/16/36	517,426	89,473	(b)
Government National Mortgage Association (GNMA), 2009-035 SP, IO, PAC	6.157%	5/16/37	456,151	65,762	(b)
Government National Mortgage Association (GNMA), 2009-061 SA, IO	6.455%	8/20/39	751,631	127,806	(b)
Government National Mortgage Association (GNMA), 2009-061 WQ, IO	6.007%	11/16/35	524,681	83,138	(b)
Government National Mortgage Association (GNMA), 2009-068 SL, IO	6.507%	4/16/39	165,717	22,496	(b)
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.505%	2/20/35	260,639	42,514	(b)
Government National Mortgage Association (GNMA), 2009-087 TS, IO	5.855%	7/20/35	453,811	69,235	(b)
Government National Mortgage Association (GNMA), 2009-106 SU, IO	5.955%	5/20/37	968,547	145,845	(b)
Government National Mortgage Association (GNMA), 2009-45 AI, IO	5.717%	4/16/39	256,989	34,091	(b)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.305%	11/20/38	287,115	46,574	(b)
Government National Mortgage Association (GNMA), 2010-014 SA, IO	7.755%	12/20/32	284,112	46,286	(b)
Government National Mortgage Association (GNMA), 2010-014 SC, IO	4.561%	8/20/35	499,955	73,376	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.255%	3/20/39	248,766	40,301	(b)
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.305%	11/20/38	100,000	15,754	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.235%	4/20/40	163,921	27,024	(b)
Government National Mortgage Association (GNMA), 2010-047 AS, IO	6.195%	4/20/40	163,921	26,853	(b)
Government National Mortgage Association (GNMA), 2010-047 VS, IO	6.007%	11/16/37	318,473	46,748	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.305%	12/20/38	546,452	88,991	(b)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.255%	5/20/40	506,368	83,455	(b)
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.255%	5/20/40	671,486	111,346	(b)
Government National Mortgage Association (GNMA), 2010-068 SD, IO	6.335%	6/20/40	1,091,697	190,890	(b)
Government National Mortgage Association (GNMA), 2010-069 SP, IO	6.405%	6/20/38	400,000	48,105	(b)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.255%	5/20/40	167,763	21,415	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.405%	1/20/40	195,401	31,759	(b)
Government National Mortgage Association (GNMA), 2010-085 JS, IO	6.325%	4/20/40	165,007	21,492	(b)
Government National Mortgage Association (GNMA), 2010-087 SK, IO	6.257%	7/16/40	622,972	99,339	(b)
Government National Mortgage Association (GNMA), 2010-107 SG, IO	5.905%	2/20/38	185,317	30,268	(b)
Government National Mortgage Association (GNMA), 2010-109 SB, IO	6.355%	8/20/40	183,970	38,862	(b)
Government National Mortgage Association (GNMA), 2010-115 SP, IO	5.155%	9/20/40	689,987	103,807	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-116 JS, IO	5.805%	12/20/39	$94,043	$16,004	(b)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.755%	10/20/39	1,275,456	212,085	(b)
Government National Mortgage Association (GNMA), 2010-146 GS, IO	5.855%	6/20/39	567,288	95,204	(b)
Government National Mortgage Association (GNMA), 2010-147 S, IO	6.405%	11/20/40	370,253	71,908	(b)
Government National Mortgage Association (GNMA), 2010-151 SA, IO	5.805%	11/20/40	326,385	58,095	(b)
Government National Mortgage Association (GNMA), 2010-151 SM, IO	5.837%	11/16/40	373,095	60,407	(b)
Government National Mortgage Association (GNMA), 2010-160 SW, IO	6.305%	10/20/38	475,369	79,244	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.602%	12/20/60	871,243	860,789	(b)
Government National Mortgage Association (GNMA), 2011-04 PS, IO	5.935%	9/20/40	342,477	51,667	(b)
Government National Mortgage Association (GNMA), 2011-11 SA, IO	5.755%	1/20/41	550,891	90,641	(b)
Government National Mortgage Association (GNMA), 2011-32 S, IO	5.757%	3/16/41	186,040	29,569	(b)
Government National Mortgage Association (GNMA), 2011-40 SA, IO	5.887%	2/16/36	942,005	140,831	(b)
Government National Mortgage Association (GNMA), 2011-70 BS, IO	6.457%	12/16/36	382,818	60,617	(b)
Government National Mortgage Association (GNMA), 2011-81 SA, IO	5.155%	6/20/41	578,572	85,834	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.722%	1/20/61	1,441,697	1,434,777	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.722%	12/20/60	1,463,200	1,456,031	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.672%	2/20/61	1,454,311	1,442,676	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.722%	3/20/61	392,598	390,144	(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.465%	6/25/45	99,801	61,032	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.505%	10/25/45	34,599	20,337	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.595%	1/25/35	267,036	222,305	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.595%	3/25/35	223,985	181,869	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.595%	9/25/35	655,212	530,310	(b)(c)
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.585%	6/20/35	112,851	81,565	(b)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.394%	3/19/38	1,380,338	718,869	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.695%	7/25/34	485,526	420,823	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.771%	11/25/37	554,797	408,009	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.934%	9/25/35	79,612	60,269	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	525,000	555,797
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.629%	7/15/46	4,679,331	370,247	(b)(c)
JPMorgan Commercial Mortgage Securities Corp., 2006-CB17 A4	5.429%	12/12/43	1,000,000	1,084,511
JPMorgan Mortgage Trust, 2004-A3 SF3	2.175%	6/25/34	280,556	263,026	(b)

LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	104,000	111,147
Lehman XS Trust, 2005-7N 1A1B	0.545%	12/25/35	114,776	35,567	(b)
Luminent Mortgage Trust, 2006-1 A1	0.485%	4/25/36	421,480	206,407	(b)
Mach One Trust Commercial Mortgage Backed Securities, 2004-1A X, IO	0.960%	5/28/40	632,822	6,265	(b)(c)(d)(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.445%	5/25/47	$409,256	$200,962	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	131,145	134,858	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.595%	5/25/35	1,085,317	864,578	(b)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.703%	12/25/35	77,246	58,529	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	1,260,000	1,312,266	(b)
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	500,000	526,189	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.505%	10/25/34	530,572	439,837	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A2	2.505%	10/25/34	462,978	413,447	(b)
Mortgage IT Trust, 2005-1 1A1	0.565%	2/25/35	996,979	765,627	(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	409,746	419,262	(c)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	574,526	485,516
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	628,297	543,777	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	379,989	336,983	(c)
RBSSP Resecuritization Trust, 2010-3 4A1	3.148%	12/26/35	232,212	228,414	(b)(c)
Residential Accredit Loans Inc., 2006-QO1O A1	0.405%	1/25/37	1,191,800	663,165	(b)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	100,000	108,884
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.581%	2/25/33	192,250	172,542	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.466%	9/25/33	76,319	72,571	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.475%	4/25/45	104,562	80,113	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.515%	7/25/45	87,141	66,251	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.565%	8/25/45	1,138,748	858,641	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.535%	10/25/45	165,968	125,779	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR18 1A3A	2.572%	1/25/36	930,000	717,560	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.515%	12/25/45	323,759	253,899	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.535%	12/25/45	191,857	138,097	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.210%	7/25/46	491,919	296,820	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	0.980%	6/25/47	1,072,254	610,281	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.556%	9/25/36	525,316	372,153	(b)
Washington Mutual Inc. MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	21,716	23,194
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	2.789%	8/27/35	617,556	572,531	(b)(c)
WF-RBS Commercial Mortgage Trust, 2011-C4 A4	4.902%	6/15/44	220,000	232,494	(b)(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $47,718,241)				40,823,594

CORPORATE BONDS & NOTES - 29.6%
CONSUMER DISCRETIONARY - 1.7%
Automobiles - 0.1%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	410,000	407,951	(c)

Media - 1.6%
Comcast Corp., Notes	6.500%	1/15/15	170,000	193,962
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,047,128
Comcast Corp., Notes	6.450%	3/15/37	80,000	95,965
Comcast Corp., Senior Notes	6.500%	1/15/17	90,000	106,268
Comcast Corp., Senior Notes	5.650%	6/15/35	50,000	54,355

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Media - continued
Comcast Corp., Senior Notes	6.950%	8/15/37	$30,000	$37,929
Comcast Corp., Senior Notes	6.400%	3/1/40	180,000	222,193
News America Inc., Senior Notes	4.500%	2/15/21	30,000	31,389
News America Inc., Senior Notes	6.200%	12/15/34	40,000	43,658
News America Inc., Senior Notes	6.650%	11/15/37	30,000	34,717
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	290,000	361,832
Time Warner Cable Inc., Debentures	7.300%	7/1/38	300,000	388,417
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	720,000	937,813
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	340,000	433,625
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	10,000	10,262
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	430,000	481,177
Time Warner Inc., Senior Notes	4.750%	3/29/21	90,000	97,893
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	254,939
Time Warner Inc., Senior Notes	6.250%	3/29/41	40,000	47,615

Total Media				4,881,137

TOTAL CONSUMER DISCRETIONARY				5,289,088

CONSUMER STAPLES - 2.3%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	420,000	498,054
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	170,000	197,689
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,073,957
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	131,022
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	400,000	412,603	(c)

Total Beverages				2,313,325

Food & Staples Retailing - 0.7%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	170,000	207,658
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	642,343	701,225
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	298,143	305,994
Safeway Inc., Senior Notes	3.950%	8/15/20	140,000	142,598
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	511,013
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	170,000	222,480

Total Food & Staples Retailing				2,090,968

Food Products - 0.3%
Cadbury Schweppes US Finance LLC	5.125%	10/1/13	220,000	234,942	(c)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	640,000	738,896

Total Food Products				973,838

Tobacco - 0.5%
Altria Group Inc., Senior Notes	9.250%	8/6/19	410,000	545,838
Altria Group Inc., Senior Notes	4.750%	5/5/21	480,000	518,083
Reynolds American Inc., Senior Notes	7.250%	6/1/12	130,000	134,559
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	220,000	262,329

Total Tobacco				1,460,809

TOTAL CONSUMER STAPLES				6,838,940

ENERGY - 4.6%
Energy Equipment & Services - 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	656,546
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	570,000	678,522
Transocean Inc., Senior Notes	5.250%	3/15/13	810,000	842,646

Total Energy Equipment & Services				2,177,714

Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	23,564
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	450,000	588,126
Apache Corp., Senior Notes	5.100%	9/1/40	590,000	686,332
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	660,000	714,097
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	224,998
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	50,000	50,805
ConocoPhillips, Notes	6.500%	2/1/39	310,000	425,281
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	300,000	410,114
Devon Energy Corp., Senior Notes	5.600%	7/15/41	580,000	686,676

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	$1,190,000	$1,233,571
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	260,000	288,399
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	120,000	126,300	(c)
Hess Corp., Notes	8.125%	2/15/19	480,000	618,741
Hess Corp., Notes	7.875%	10/1/29	90,000	122,784
Hess Corp., Notes	7.300%	8/15/31	105,000	138,183
Kerr-McGee Corp., Notes	7.875%	9/15/31	640,000	836,550
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	35,000	37,393
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	60,000	68,468
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	200,000	239,370
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	340,000	345,133
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	634,000	697,400
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	258,325
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	80,000	90,300
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	295,000	319,768
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	770,000	817,686
Shell International Finance BV, Senior Notes	4.375%	3/25/20	530,000	604,386
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	160,000	183,200	(c)
Williams Cos. Inc., Debentures	7.500%	1/15/31	79,000	96,448
Williams Cos. Inc., Notes	7.875%	9/1/21	205,000	259,446
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	42,000	52,629
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	478,000	652,581

Total Oil, Gas & Consumable Fuels				11,897,054

TOTAL ENERGY				14,074,768

FINANCIALS - 15.1%
Capital Markets - 2.6%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	730,000	843,655
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	30,000	20,700	(b)(f)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	60,000	60,676
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	30,000	30,357
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	90,000	91,217
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	140,000	143,970
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	20,000	20,613
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	130,000	135,531
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	560,000	595,340
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	480,000	487,560
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	400,872
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	100,000	101,131
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	810,000	838,122
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	1,030,000	254,925	(c)(e)(g)(h)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	360,000	89,100	(c)(e)(h)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	440,000	0	(c)(d)(e)(h)(i)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	130,000	78	(b)(f)(h)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,230,000	1,353	(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,460,000	1,606	(h)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,121,147
Morgan Stanley, Medium-Term Notes	0.855%	10/18/16	180,000	150,725	(b)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	970,000	975,674
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	530,000	526,230
UBS AG, Senior Notes	2.250%	1/28/14	250,000	249,254
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	940,000	995,636

Total Capital Markets				8,135,472

Commercial Banks - 4.0%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	880,000	541,200	(b)(f)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	390,000	412,942	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	140,000	147,915
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	163,964	(c)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	700,000	682,641
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	340,000	358,040	(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	$140,000	$150,437	(c)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	310,000	293,836	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	740,000	654,900	(b)(c)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	130,000	34,450	(c)(e)(g)(h)
Glitnir Banki HF, Notes	6.375%	9/25/12	290,000	76,850	(c)(e)(h)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	350,000	0	(c)(d)(e)(f)(h)(i)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	420,000	0	(b)(c)(d)(e)(h)(i)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	130,000	92,300	(b)(c)(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	340,000	305,204	(c)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	930,000	39,525	(c)(e)(g)(h)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	370,000	373,549	(c)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	380,000	407,726
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	93,291	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	250,000	259,124	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	170,000	182,558	(c)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	630,000	566,401	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	335,000	406,468	(b)(c)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	140,000	135,923	(b)(c)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	63,750	(b)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	520,000	524,821
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	820,000	809,085
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000	186,942	(c)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	93,211	(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	540,658	(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	200,000	208,121	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/15/11	1,250,000	1,089,062	(b)(f)
Wachovia Corp., Medium Term Notes	5.500%	5/1/13	620,000	659,493
Wachovia Corp., Senior Notes	5.750%	6/15/17	170,000	196,321
Wells Fargo & Co.	4.600%	4/1/21	70,000	75,024
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	290,000	304,978
Wells Fargo Bank NA, Subordinated Notes	5.950%	8/26/36	640,000	683,556
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	360,000	367,360

Total Commercial Banks				12,181,626

Consumer Finance - 1.2%
Ally Financial Inc., Notes	2.200%	12/19/12	560,000	572,365
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	367,687	(b)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	140,000	148,934
American Express Credit Corp., Senior Notes	5.125%	8/25/14	770,000	837,376
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	730,000	743,755
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	1,290,000	1,041,398

Total Consumer Finance				3,711,515

Diversified Financial Services - 5.6%
Air 2 US, Notes	8.027%	10/1/19	248,448	243,479	(c)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	470,000	437,841	(b)(f)
Bank of America Corp., Senior Notes	4.875%	9/15/12	40,000	40,243
Bank of America Corp., Senior Notes	5.000%	5/13/21	360,000	338,635
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	227,476
Citigroup Funding Inc.	2.125%	7/12/12	640,000	648,692
Citigroup Funding Inc., Notes	2.250%	12/10/12	630,000	643,606
Citigroup Inc., Notes	6.500%	8/19/13	410,000	434,517
Citigroup Inc., Senior Notes	6.000%	12/13/13	790,000	836,655
Citigroup Inc., Senior Notes	6.375%	8/12/14	120,000	129,628
Citigroup Inc., Senior Notes	5.500%	10/15/14	100,000	106,592
Citigroup Inc., Senior Notes	6.010%	1/15/15	330,000	355,021
Citigroup Inc., Senior Notes	5.375%	8/9/20	20,000	21,404
Citigroup Inc., Senior Notes	6.875%	3/5/38	570,000	704,532
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	920,000	938,093
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,320,000	1,388,616

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
General Electric Capital Corp., Notes	5.300%	2/11/21	$60,000	$63,973
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,890,000	1,930,045
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	120,000	122,339
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	240,000	248,244
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	460,000	557,892
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	970,000	965,344	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	20,000	14,600	(b)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	210,000	217,350	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,040,000	1,075,100	(c)
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	70,000	70,162
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	181,090
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	170,078
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	1,930,000	2,111,466
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	440,000	489,453	(c)
McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds	5.611%	9/15/51	590,000	572,400	(c)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	100,000	100,639	(b)(f)
Private Export Funding Corp.	3.550%	4/15/13	730,000	763,104

Total Diversified Financial Services				17,148,309

Insurance - 1.4%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	610,000	507,825
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	100,895
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	197,494	(c)
American International Group Inc., Senior Notes	6.400%	12/15/20	230,000	241,306
ASIF Global Financing XIX	4.900%	1/17/13	20,000	20,618	(c)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	90,000	95,296
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	759,986
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,625,000	1,604,424
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	410,000	523,391	(c)
Willis North America Inc., Senior Notes	5.625%	7/15/15	130,000	135,938

Total Insurance				4,187,173

Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	20,000	20,204
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	830,000	811,763

Total Thrifts & Mortgage Finance				831,967

TOTAL FINANCIALS				46,196,062

HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	230,000	259,406

Health Care Providers & Services - 0.5%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	210,000	221,623
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	120,000	140,065
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	210,000	249,175
WellPoint Inc., Notes	5.875%	6/15/17	40,000	46,159
WellPoint Inc., Notes	7.000%	2/15/19	190,000	235,866
WellPoint Inc., Senior Notes	6.000%	2/15/14	520,000	574,337

Total Health Care Providers & Services				1,467,225

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	150,000	155,640

Pharmaceuticals - 0.3%
Pfizer Inc., Senior Notes	6.200%	3/15/19	460,000	577,369
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	320,000	388,582	(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pharmaceuticals - continued
Wyeth, Notes	5.950%	4/1/37	$70,000	$89,980

Total Pharmaceuticals				1,055,931

TOTAL HEALTH CARE				2,938,202

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	303,281
Boeing Co., Senior Notes	4.875%	2/15/20	120,000	138,770
Raytheon Co., Senior Notes	3.125%	10/15/20	170,000	171,655

Total Aerospace & Defense				613,706

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	570,000	594,332

Airlines - 0.2%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	226,902	229,171
JetBlue Airways Corp., Pass-Through Certificates	0.661%	8/15/16	168,424	152,423	(b)(d)
JetBlue Airways Corp., Pass-Through Certificates	0.736%	11/15/16	300,000	277,500	(b)

Total Airlines				659,094

Commercial Services & Supplies - 0.1%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	100,000	107,249
Waste Management Inc.	7.375%	5/15/29	80,000	100,325

Total Commercial Services & Supplies				207,574

Industrial Conglomerates - 0.0%
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	23,020

Machinery - 0.1%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	240,000	260,758

TOTAL INDUSTRIALS				2,358,484

MATERIALS - 1.2%
Chemicals - 0.2%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	90,000	103,249
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	379,143

Total Chemicals				482,392

Metals & Mining - 1.0%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	259,088
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	270,000	293,283
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	672,955
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	140,000	168,215
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	60,439
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	220,000	226,451
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	680,000	696,911
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	130,000	138,940
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	180,000	187,394
Vale Overseas Ltd., Notes	8.250%	1/17/34	200,000	262,087
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000	206,334

Total Metals & Mining				3,172,097

TOTAL MATERIALS				3,654,489

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.3%
AT&T Corp., Senior Notes	8.000%	11/15/31	4,000	5,717
AT&T Inc., Senior Notes	3.875%	8/15/21	140,000	146,083
AT&T Inc., Senior Notes	5.350%	9/1/40	335,000	367,141
AT&T Inc., Senior Notes	5.550%	8/15/41	460,000	521,018
BellSouth Corp., Notes	4.750%	11/15/12	10,000	10,396
BellSouth Corp., Notes	6.875%	10/15/31	370,000	459,304
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	375,000	418,980
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	257,133
SBC Communications Inc., Notes	5.100%	9/15/14	90,000	100,071
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	90,000	93,528
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	290,000	288,697
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	50,000	50,767
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	120,000	162,340

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Telecommunication Services - continued
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	$220,000	$222,410
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	280,000	343,567
Verizon Global Funding Corp., Notes	7.375%	9/1/12	35,000	36,883
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	322,959
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	310,000	318,121

Total Diversified Telecommunication Services				4,125,115

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	235,458
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	130,000	146,045
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	70,000	94,778
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	940,000	954,100
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	25,050

Total Wireless Telecommunication Services				1,455,431

TOTAL TELECOMMUNICATION SERVICES				5,580,546

UTILITIES - 1.1%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	700,000	735,013
Exelon Corp., Bonds	5.625%	6/15/35	360,000	395,942
FirstEnergy Corp., Notes	6.450%	11/15/11	16,000	16,026
FirstEnergy Corp., Notes	7.375%	11/15/31	875,000	1,102,971
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	210,000	258,729
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	150,000	198,514
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	20,000	24,228

Total Electric Utilities				2,731,423

Gas Utilities - 0.0%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	30,000	34,368	(c)

Multi-Utilities - 0.2%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	645,000	671,039

TOTAL UTILITIES				3,436,830

TOTAL CORPORATE BONDS & NOTES (Cost - $90,796,768)				90,367,409

MUNICIPAL BONDS - 1.6%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	30,000	31,707

California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	280,000	330,252
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	50,000	53,426
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	70,000	73,519
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	210,000	267,760
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	20,000	20,586
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	300,000	343,365

Total California				1,088,908

Florida - 0.3%
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.435%	12/1/38	1,000,000	832,500	(b)(j)

Georgia - 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	50,000	52,261
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	180,000	182,561

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Georgia - continued
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	$100,000	$100,318

Total Georgia				335,140

Illinois - 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	80,000	86,009
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	40,000	43,096
Illinois State, GO	5.665%	3/1/18	300,000	317,517
Illinois State, GO	5.877%	3/1/19	310,000	329,022

Total Illinois				775,644

Nevada - 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	50,000	51,061

New York - 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	90,000	91,849

Oregon - 0.0%
Oregon State, GO, Taxable Pension	5.892%	6/1/27	100,000	115,505

Pennsylvania - 0.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.968%	6/1/47	1,650,000	1,532,437	(b)(d)

TOTAL MUNICIPAL BONDS (Cost - $4,566,983)				4,854,751

SOVEREIGN BONDS - 0.3%
Mexico - 0.1%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000	4,580
United Mexican States, Medium-Term Notes	6.750%	9/27/34	219,000	274,298
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	131,880

Total Mexico				410,758

Russia - 0.2%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	180,000	189,225	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	392,450	466,034	(c)

Total Russia				655,259

TOTAL SOVEREIGN BONDS (Cost - $974,763)				1,066,017

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 11.2%
U.S. Government Agencies - 3.9%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	900,000	1,047,231	(c)
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	175,000	251,305
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,010,000	1,522,474
Federal National Mortgage Association (FNMA), Notes	1.375%	11/15/16	100,000	100,134
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	126,940
Federal National Mortgage Association (FNMA), Senior Notes	3.625%	2/12/13	360,000	375,079
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	370,000	418,550
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	165,000	216,985
Federal National Mortgage Association (FNMA), STRIPS	0.000%	2/1/19	210,000	158,767
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	730,000	756,274
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	670,000	710,033
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	410,000	355,472

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	$120,000	$107,416
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	440,000	389,332
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	710,000	622,220
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	2,360,000	2,017,904
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	60,000	50,806
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	350,000	311,075
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	420,000	368,074
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	930,000	777,930
Tennessee Valley Authority, Bonds	5.980%	4/1/36	780,000	1,036,012
Tennessee Valley Authority, Notes	5.250%	9/15/39	270,000	332,332

Total U.S. Government Agencies				12,052,345

U.S. Government Obligations - 7.3%
U.S. Treasury Bonds	4.375%	11/15/39	2,350,000	2,876,915
U.S. Treasury Bonds	4.375%	5/15/40	1,300,000	1,592,703
U.S. Treasury Bonds	4.750%	2/15/41	1,710,000	2,223,267
U.S. Treasury Bonds	4.375%	5/15/41	190,000	233,254
U.S. Treasury Bonds	3.750%	8/15/41	210,000	232,083
U.S. Treasury Notes	1.375%	2/15/13	80,000	81,222
U.S. Treasury Notes	0.500%	5/31/13	20,000	20,089
U.S. Treasury Notes	0.125%	8/31/13	10,000	9,979
U.S. Treasury Notes	1.875%	2/28/14	120,000	124,369
U.S. Treasury Notes	1.500%	6/30/16	560,000	575,141
U.S. Treasury Notes	1.000%	8/31/16	680,000	681,385
U.S. Treasury Notes	1.000%	9/30/16	720,000	720,616
U.S. Treasury Notes	1.500%	8/31/18	6,150,000	6,123,094
U.S. Treasury Notes	1.500%	10/31/18	2,110,000	2,129,781
U.S. Treasury Notes	3.125%	5/15/21	390,000	424,034
U.S. Treasury Notes	2.125%	8/15/21	1,220,000	1,214,859
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	1,954,192
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	962,350

Total U.S. Government Obligations				22,179,333

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $30,892,695)				34,231,678

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.3%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	618,896	776,570
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	593,481	718,437
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	235,889	300,187
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,665,171	1,969,195	(k)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	675,251	885,212
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	303,147	465,685
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	272,493	358,371
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	1,540,522	1,555,927

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $5,870,850)				7,029,584

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $95,000)	5.375%		1	6,500	*

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 2-Year Futures, Call @ $99.75		12/16/11	46	288
Eurodollar Mid Curve 3-Year Futures, Call @ $98.75		12/16/11	46	5,462

TOTAL PURCHASED OPTIONS (Cost - $10,074)				5,750

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $289,470,493)				285,172,711

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 18.2%
U.S. Government Agencies - 9.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/1/11	$4,700,000	$4,700,000	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	12/12/11	2,900,000	2,899,643	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	2/1/12	5,400,000	5,399,725	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	15,030,000	15,020,832	(l)

Total U.S. Government Agencies (Cost - $28,017,201)				28,020,200

U.S. Government Obligations - 9.0%
U.S. Treasury Bills (Cost - $27,596,417)	0.041%	2/23/12	27,600,000	27,599,089	(l)

TOTAL SHORT-TERM INVESTMENTS (Cost - $55,613,618)				55,619,289

TOTAL INVESTMENTS - 111.6% (Cost - $345,084,111#)				340,792,000
Liabilities in Excess of Other Assets - (11.6)%				(35,321,529)

TOTAL NET ASSETS - 100.0%				$305,470,471

*	Non-income producing security.

(a)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The maturity principal is currently in default as of October 31, 2011.

(h)	The coupon payment on these securities is currently in default as of October 31, 2011.

(i)	Value is less than $1.

(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/18/12	$99.63	23	$3,019
Eurodollar Futures, Call	3/19/12	99.38	26	11,050
Eurodollar Futures, Put	3/19/12	99.38	26	6,175
Eurodollar Futures, Put	6/18/12	99.63	23	13,369
Eurodollar Mid Curve 2-Year Futures, Call	12/16/11	99.50	46	1,150
Eurodollar Mid Curve 3-Year Futures, Call	12/16/11	99.00	46	1,150
U.S. Treasury 10-Year Notes Futures, Put	11/25/11	128.50	23	19,047
U.S. Treasury 10-Year Notes Futures, Put	11/25/11	126.00	23	4,672
U.S. Treasury 5-Year Notes Futures, Put	11/25/11	121.50	41	5,445

TOTAL WRITTEN OPTIONS (Premiums received - $112,826)				$65,077

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Mortgage-backed securities	—	$98,833,042	—		$98,833,042
Asset-backed securities	—	6,981,386	$973,000		7,954,386
Collateralized mortgage obligations	—	40,650,534	173,060		40,823,594
Corporate bonds & notes	—	90,367,409	0	*	90,367,409

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds	—	4,854,751	—	4,854,751
Sovereign bonds	—	1,066,017	—	1,066,017
U.S. government & agency obligations	—	34,231,678	—	34,231,678
U.S. treasury inflation protected securities	—	7,029,584	—	7,029,584
Convertible preferred stocks	$6,500	—	—	6,500
Purchased options	5,750	—	—	5,750

Total long-term investments	$12,250	$284,014,401	$1,146,060	$285,172,711

Short-term investments†	—	55,619,289	—	55,619,289

Total investments	$12,250	$339,633,690	$1,146,060	$340,792,000

Other financial instruments:
Futures contracts	$550,483	—	—	$550,483
Credit default swaps on credit indices - buy protection‡	—	$897,217	—	897,217
Total return swaps‡	—	15,620	—	15,620

Total other financial instruments	$550,483	$912,837	—	$1,463,320

Total	$562,733	$340,546,527	$1,146,060	$342,255,320

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$65,077	—	—	$65,077
Futures contracts	152,314	—	—	152,314
Credit default swaps on credit indices - sell protection‡	—	$380,055	—	380,055
Total return swaps‡	—	19,409	—	19,409

Total	$217,391	$399,464	—	$616,855

*	Value is less than $1.

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CORPORATE BONDS & NOTES		MUNICIPAL BONDS	TOTAL
Balance as of July 31, 2011	$980,000	$338,396	$0	*	2,402,250	$3,720,646
Accrued premiums/discounts	291	—	—		2,430	2,721
Realized gain (loss) (1)	—	—	—		8,433	8,433
Change in unrealized appreciation (depreciation) (2)	(7,291)	(11,211)	—		26,825	8,323
Purchases	—	166,795	—		—	166,795
Sales	—	(1,543)	—		(75,000)	(76,543)
Transfers into Level 3	—	—	—		—	—
Transfers out of Level 3 (3)	—	(319,377)	—		(2,364,938)	(2,684,315)

Balance as of October 31, 2011	$973,000	$173,060	$0	*	—	$1,146,060

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2011 (2)	$(7,291)	$1,292	—		—	$(5,999)

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

*	Value is less than $1.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)

(j) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2011, the total notional value of all credit default swaps to sell protection is $2,481,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended October 31, 2011, see Note 3.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

Interest Rate Swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2011, the Fund held credit default swaps, written options and total return swaps with credit related contingent features which had a liability position of $464,541. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $300,000, which could be used to reduce the required payment.

(m) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign

Notes to Schedule of Investments (unaudited) (continued)

currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,614,969
Gross unrealized depreciation	(18,907,080)

Net unrealized depreciation	$(4,292,111)

At October 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	17	3/12	$4,227,743	$4,226,625	$(1,118)
U.S. Treasury 2-Year Notes	70	12/11	15,425,384	15,419,688	(5,696)
U.S. Treasury 5-Year Notes	82	12/11	10,045,509	10,053,969	8,460
U.S. Treasury Ultra Long-Term Bonds	65	12/11	9,372,508	9,904,375	531,867

					$533,513

Contracts to Sell:
U.S. Treasury 10-Year Notes	245	12/11	31,630,469	31,620,313	10,156
U.S. Treasury 30-Year Bonds	53	12/11	7,223,156	7,368,656	(145,500)
					$(135,344)

Net unrealized gain on open futures contracts					$398,169

During the period ended October 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of July 31, 2011	265	$122,333
Options written	379	199,263
Options closed	(252)	(157,187)
Options exercised	(15)	(12,842)
Options expired	(100)	(38,741)

Written options, outstanding as of October 31, 2011	277	$112,826

At October 31, 2011, the Fund held TBA securities with a total cost of $51,986,602.

At October 31, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	MARKET VALUE [3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Securities Inc. (CMBX.NA.AM 3)	$1,010,000	12/13/49	0.500% monthly	$(217,823)	$(81,676)	$(136,147)
Goldman Sachs Group Inc. (CMBX.NA.AM 1)	282,000	10/12/52	0.500% monthly	(31,608)	(12,538)	(19,070)
Credit Suisse First Boston Inc. (CMBX.NA.AM.1)	620,000	10/12/52	0.500% monthly	(69,492)	(27,184)	(42,308)
Credit Suisse First Boston Inc. (CMBX.NA.AM.1)	173,000	10/12/52	0.500% monthly	(19,390)	(15,959)	(3,431)

Notes to Schedule of Investments (unaudited) (continued)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	MARKET VALUE [3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (CMBX.NA.AM.1)	$152,000	10/12/52	0.500% monthly	$(17,037)	$(13,975)	$(3,062)
Goldman Sachs Group Inc. (CMBX.3.2007-1 AAA)	244,000	12/13/49	0.080% monthly	(24,705)	(28,836)	4,131

Total	$2,481,000			$(380,055)	$(180,168)	$(199,887)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	MARKET VALUE [3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Citigroup Global Markets (CMBX.4.2007-2 AAA)	$211,000	2/17/51	0.350% monthly	$21,979	$25,202	$(3,223)
Credit Suisse First Boston Inc. (CMBX.4.2007-2-AJ)	1,040,000	2/17/51	0.960% monthly	466,223	209,208	257,015
Credit Suisse First Boston Inc. (CMBX.NA.AM 4 Index)	440,000	2/17/51	0.500% monthly	112,126	40,724	71,402
Credit Suisse First Boston Inc. (CMBX.NA.AM 4 Index)	430,000	2/17/51	0.500% monthly	109,578	41,117	68,461
Credit Suisse First Boston Inc. (CMBX.1.2006-1 AAA)	428,000	10/12/52	0.001% monthly	21,650	17,283	4,367
Credit Suisse First Boston Inc. (CMBX.1.2006-1 AAA Index)	806,000	10/12/52	0.100% monthly	40,770	36,270	4,500
Goldman Sachs Group Inc. (CMBX.1.2006-1 AAA)	369,000	10/12/52	0.001% monthly	18,665	15,129	3,536
Goldman Sachs Group Inc. (CMBX.1.2006-1 AAA)	1,097,000	10/12/52	0.100% monthly	55,490	57,362	(1,872)
Morgan Stanley & Co. Inc. (CMBX.1.2006-1 AAA)	601,000	10/12/52	0.100% monthly	30,401	31,426	(1,025)
Morgan Stanley & Co. Inc. (CMBX.1.2006-1 AAA)	402,000	10/12/52	0.100% monthly	20,335	20,025	310

Total	$5,824,000			$897,217	$493,746	$403,471

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND		UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc.	$247,966	1/12/39	1-month LIBOR	‡	IOS.FN30.600.08	*	—	$(2,087)
Goldman Sachs Group Inc.	531,356	1/12/39	1-month LIBOR	‡	IOS.FN30.600.08	*	$928	(5,400)
Goldman Sachs Group Inc.	1,275,255	1/12/39	1-month LIBOR	‡	IOS.FN30.600.08	*	(187)	(10,545)
Goldman Sachs Group Inc.	192,132	1/12/39	1-month LIBOR	‡	IOS.FN30.550.08	*	(183)	(1,935)
Goldman Sachs Group Inc.	170,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	(1,069)	5,842
JPMorgan Securities Inc.	190,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	(1,052)	6,387
Credit Suisse First Boston Inc.	192,000	7/2/12	TRX-CMBS Reset	*	TRX-CMBS	*	2,757	450
Credit Suisse First Boston Inc.	192,000	10/1/12	TRX-CMBS Reset	*	TRX-CMBS	*	2,021	284

Total	$2,990,709						$3,215	$(7,004)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Schedule of Investments (unaudited) (continued)

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at October 31, 2011.

			Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$5,750	$(65,077)	$550,483	$(152,314)	$(19,409)	$319,433
Credit Contracts	—	—	—	—	532,782	532,782

Total	$5,750	$(65,077)	$550,483	$(152,314)	$513,373	$852,215

During the period ended October 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$17,917
Written options	110,208
Futures contracts (to buy)	41,622,888
Futures contracts (to sell)	46,109,163

Average Notional Balance
Interest rate swap contracts†	$4,025,000
Credit default swap contracts (to buy protection)	5,810,000
Credit default swap contracts (to sell protection)	3,164,500
Total return swap contracts	3,992,344

†	At October 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 27, 2011

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 27, 2011